UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(Name of Registrant as Specified In Its Charter)

N/A

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[Subject Line] Brookfield Reinsurance to acquire Argo Group

Dear Valued Partners,

I am pleased to announce we have entered an agreement under which Brookfield Reinsurance will acquire Argo Group. This will enable us to continue to serve you while providing greater financial strength and opportunities to grow as a U.S.-focused specialty insurer.

Brookfield Reinsurance is a leading financial services company providing capital-based solutions to the insurance industry. It has a strong track record of partnering with and investing in companies across the insurance sector, as illustrated by its successful acquisition of American National, a Texas-based insurer offering a broad range of products and services across life, annuity and P&C. As you know, we have been taking significant steps to transform into a stronger, more flexible Argo. As we enter the next chapter for our company, we believe joining the Brookfield Reinsurance family will enable us to grow and reach new heights.

Brookfield Reinsurance plans to operate Argo as the core of its U.S. commercial P&C insurance platform. Leveraging Brookfield Reinsurance’s existing operational footprint and competitive advantage in asset origination, we expect to enhance our financial position. We plan to strengthen our Argo team, and work closely with our distribution partners to scale Argo into a market-leading specialty insurer with capabilities across the admitted and E&S markets. We hope you share in our excitement about this transaction, which we expect will create even more opportunities for us to support your clients and you.

This transaction is pending regulatory and shareholder approvals. We expect to secure those approvals and close the transaction in the second half of 2023. Our service and commitment to you continues as our top priority. We appreciate your partnership and look forward to the future.

Sincerely,

Tom Bradley

Executive Chairman & CEO

Cautionary Note Regarding Forward-Looking Statements

This material may include, and Argo and Brookfield Reinsurance may make related oral, forward-looking statements which reflect Argo’s or Brookfield Reinsurance’s current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general, and to the insurance and reinsurance sectors in particular (both as to underwriting and investment matters). Statements that include the words “expect,” “estimate,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “aim,” “likely,” “will,” “may,” “could,” “should” or “would” and similar statements of a future or forward-looking nature identify forward-looking statements in this material for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

The proposed transaction is subject to risks and uncertainties and factors that could cause Argo’s and Brookfield Reinsurance’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements herein including, but not limited to: (i) that Argo and Brookfield Reinsurance may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, including the failure to obtain Argo shareholder approval for the proposed transaction or that a governmental authority may prohibit, delay or refuse to grant approval for the consummation of the transaction; (ii) uncertainty as to the timing of completion of the proposed transaction; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) risks related to disruption of management’s attention from Argo’s or Brookfield Reinsurance’s ongoing business operations due to the proposed transaction; (v) the effect of the announcement of the proposed transaction on Argo’s or Brookfield Reinsurance’s relationships with its clients, employees, operating results and business generally; and (vi) the outcome of any legal proceedings to the extent initiated against Argo or Brookfield Reinsurance or others following the announcement of the proposed transaction, as well as Argo or Brookfield Reinsurance management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein or elsewhere, including the risk factors included in Argo’s most recent Annual Report on Form 10-K and Form 10-K/A, and Quarterly Report on Form 10-Q, Brookfield Reinsurance’s Form 20-F and other documents of Argo or Brookfield Reinsurance on file with, or furnished to, the SEC. Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Argo will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Argo or its business or operations. Argo undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by the federal securities laws. References to additional information about Argo and Brookfield Reinsurance have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this material.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Argo will file with the SEC a proxy statement on Schedule 14A and Argo or Brookfield Reinsurance may file or furnish other documents with the SEC regarding the proposed transaction. This material is not a substitute for the proxy statement or any other document that Argo or Brookfield Reinsurance may file with the SEC. INVESTORS IN AND SECURITY HOLDERS OF ARGO ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with, or furnished to, the SEC by Argo or Brookfield Reinsurance through the website maintained by the SEC at www.sec.gov or by contacting Andrew Hersom, head of the investor relations department of Argo:

Andrew Hersom

Head of Investor Relations

860-970-5845

andrew.hersom@argogroupus.com

Participants in the Solicitation

Argo, Brookfield Reinsurance and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Argo’s shareholders in connection with the proposed transaction. Information regarding Argo’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Argo’s annual proxy statement filed with the SEC on October 31, 2022 and in other filings with the SEC. A more complete description will be available in the proxy statement on Schedule 14A that will be filed with the SEC in connection with the proposed transaction. Information regarding Brookfield Reinsurance’s directors and executive officers is contained in Brookfield Reinsurance’s Form 20-F filed on March 23, 2022. You may obtain free copies of these documents as described in the preceding paragraph filed with, or furnished to, the SEC. All such documents, when filed or furnished are available free of charge on the SEC’s website (www.sec.gov) or by directing a request to Argo at the Investor Relations contact above.

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